Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Royal Hawaiian Orchards, L.P. (the “Company”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott C. Wallace, President and Chief Executive Officer of the general partner of the Company, and I, Jon Y. Miyata, Chief Accounting Officer of the general partner of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(1)         The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2013

/s/ Scott C. Wallace

Scott C. Wallace
President and Chief Executive Officer

/s/ Jon Y. Miyata

Jon Y. Miyata
Chief Accounting Officer